UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

January 5, 2005

Date of report (Date of earliest event reported)

SIEBEL SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-20725	94-3187233
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2207 Bridgepointe Parkway
San Mateo, CA   94404
(Address of Principal Executive Offices, including Zip Code)

(650) 477-5000
(Registrant's telephone number, including area code)

Item 2.02 Results of Operations and Financial Condition.

On January 5, 2005, Siebel Systems, Inc. issued a press release announcing its preliminary financial results for the fourth quarter ended December 31, 2004. A copy of the press release, dated as of January 5, 2005, is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission by Siebel Systems, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIEBEL SYSTEMS, INC.

(Registrant)

Dated: January 5, 2005

By:	/s/ Kenneth A. Goldman

Kenneth A. Goldman
Senior Vice President, Finance and Administration and Chief Financial Officer

INDEX TO EXHIBITS
99.1	Press Release, dated as of January 5, 2005, entitled "Siebel Systems Reports Preliminary Financial Results for the Fourth Quarter Ended December 31, 2004."